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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 26, 2007



                                  Modavox, Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

     State of Delaware                  333-57818               20-0122076
   ---------------------              -------------           --------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)         Identification No.)

 4636 East University Drive, Suite 275,
            Phoenix, Arizona                                    85034-7417
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 480-294-6414
                                                            ------------


                                 Not Applicable
              ----------------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                TABLE OF CONTENTS

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS;


         Effective Monday, September 24, 2007, Jeff Spenard was elected to the Board of Directors of Modavox, Inc.

         Mr. Spenard has nearly 15 years of broadcast media experience and is currently the president of Modavox's Internet Radio division for its VoiceAmerica and World Talk Radio Networks. Mr. Spenard has worked with hundreds of industry professionals to help them establish a foothold within the media community. In 1991 Mr. Spenard, acted as the director of development, managing sales as an Executive Producer for a 50,000 watt independent talk station in New England. Over the course of three years, while building and strengthening a consistent format, the independent talk station expanded and purchased an additional 50,000 watt station in Phoenix, AZ. Mr. Spenard provided instrumental leadership and guidance for the independent talk station's growth and transformation. Following five years of development and syndicating programs, Mr. Spenard realized the opportunity to navigate his experience towards Internet Based Radio and became one of the leading minds in the industry. Starting in December 2000 Mr. Spenard visualized a format which ultimately became VoiceAmerica (www.voiceamerica.com) a key member and one of the original "co-founders" of the Internet Talk Radio Network. In time Mr. Spenard rose to the level of Network Director, Vice President and now President of Modavox's Internet Radio division. Mr. Spenard has worked to develop nearly 500 radio programs and is instrumental in the recent Internet Radio acquisition strategy of Modavox.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Modavox, Inc.

DATE: SEPTEMBER 26, 2007                  BY:  /S/ DAVID J. IDE
                                               -----------------------------
                                               NAME: DAVID J. IDE

                                               TITLE: CHIEF EXECUTIVE OFFICER